OTHER (INCOME) EXPENSES, NET (non-operational) (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Other Income and Expenses [Abstract]
Expenses relate to Road Track acquisition		$ (1,539)
Gain from measurement of previously held interests at acquisition date fair value	[1]	14,677
Other income, net		$ 13,138

[1]	As a result of the acquisition described in Notes 1A, 3 the company gained control over certain companies (see Note 4.2) that previously were accounted under the equity method (JV's)and started to consolidate their financial statements. The company recorded one time gain in the amount of approximately $14.7 million from measurement of the JV's at the acquisition date to fair value.